UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23687

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)        The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC. 2022 ANNUAL REPORT

LETTER TO SHAREHOLDERS

Dear Shareholders:

The U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present the Letter to Shareholders for the fiscal year ended December 31, 2022.

During the fiscal year, the Federal Reserve Board (“Fed”) began a tightening cycle of its interest rate policy. It started at its December 2021 meeting, when the Fed modified its assessment of inflation, removing the word temporary from the assessment and signaling the beginning of the tightening cycle. At its March 2022 meeting the Fed raised short-term interest rates by 0.25% for the first time since the start of the Coronavirus Pandemic (“Covid-19”) in 2019. This increase was followed by larger increases of 0.50% in May and 0.75% in June, July, September and November.

Inflation reports in December showed a moderation in the pace of price increases. At its December meeting the Fed reduced the pace of increases to 50 basis points from the 75 basis points in last four meetings. The Fed remains strongly committed to returning inflation to its 2% objective. At December 31, 2022, the Fed Funds rate was 4.25% to 4.50%. The Fed Funds market expects additional Fed Funds increases in 2023 with a Fed Funds rate at or above 5%.

Russia’s continued invasion of Ukraine has caused additional disruptions to the world economy. The war caused additional upward pressure in energy prices and supply chain disruptions. The toll on civilians has been enormous. There is no peaceful end in sight. At year-end the price of oil had decreased from its year high price but risks remain elevated and volatility is high.

The effect of these events was an increase in interest rates across the yield curve and an inversion of the yield curve. The yield of the two-year note increased to 4.43% on December 31, 2022. The yield of the ten-year note increased to 3.87% at year-end. The yield curve is inverted 56 basis points. The dollar appreciated against all major currencies and equity markets closed substantially lower. The S&P 500 decreased 19%, the technology heavy NASDAQ 100 decreased 33%.

The Tittle III re-structuring plan for most of the Commonwealth’s remaining debt became effective on March 15, 2022. This plan included the General Obligations and Public Building Authority debt, Pension Obligation Bonds and several other smaller agencies. The Puerto Rico Highway re-structuring plan became effective during December 2022. The Puerto Rico Electric Power Authority is the last agency remaining to be restructured when the Commonwealth rejected the proposed re-structuring agreement with bondholders. Mediation failed to resolve the differences and the Federal Court ordered the Fiscal Board to submit a new plan. The Fiscal Board

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submitted a new plan during December 2022. The Fund does not own any Puerto Rico municipal bonds.

The combination of higher inflation, an inverted yield curve, increased risks of a possible recession in the U.S., and the continued elevated geopolitical risks present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an open-end investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it became required to register its future offerings of securities under the U.S. Securities Act of 1933, as amended (the “33 Act”). The registration of the Fund’s offering of securities under the 33 Act became effective on March 31, 2022.

Effective as of April 1, 2022, the Fund began issuing Class P Shares. Class P Shares and Class A Shares are invested in the same portfolio of securities and performance will differ only to the extent that Class P Shares and Class A Shares have different expenses. Specifically, Class P Shares are not subject to an annual distribution and shareholder servicing fee.

FUND PERFORMANCE*

During the fiscal year ended December 31, 2022, the Fund experienced a total return of -20.98% for Class A Shares versus -19.99% for the Bloomberg Barclays Build America Bonds (I21268 Index) and -17.84% for the International Exchange Bank of America Build America Bond Index. During the fiscal year ended December 31, 2022, the Fund experienced a total return of -13.10% for Class P Shares versus 7.50% for the Bloomberg Barclays Build America Bonds (I21268 Index) and 7.31% for the International Exchange Bank of America Build America Bond Index. The total return for the Class P Shares was calculated for the period from April 1, 2022 to December 31, 2022. Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions.

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

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For the fiscal year ended December 31, 2022, the dividend yield computed over net asset value (“NAV”) at year-end for Class A Shares and Class P Shares were 4.54% and 2.46%, respectively. The dividend yield for the Class P shares is not annualized.

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of income earned. During the year, the monthly dividends to the Class A Shares exceeded the income earned by approximately $0.04, which was paid from undistributed income earned in prior periods. There was no return of capital during the year. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 9 of the Financial Statements for a reconciliation of book and tax income and undistributed net investment income.

At December 31, 2022, the NAV for Class A Shares was $9.03, down $2.87 from $11.90 at the beginning of the year. The decrease is mostly attributable to the $2.83 decrease in the valuation of the portfolio. The NAV of the Class P Shares decreased $1.52 from its initial offering price of $10.00 on April 1, 2022 to $8.48 at the end of the year. The decrease was attributable in its entirety to a decrease in the valuation of the portfolio.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, is the Fund’s Investment Adviser and directly manages the Puerto Rico taxable securities portion. Nuveen Asset Management, LLC is the Fund’s sub-investment adviser and manages the U.S. municipal securities portion. Both advisers consider numerous characteristics of each asset class, in an effort to meet the Fund’s investment objective. Some of the securities in which the Fund has invested have call dates prior to maturity. Others are non-callable or have make whole call provisions. The Mortgage-Backed Securities (“MBS’) are subject to prepayments on the underlying collateral.

The majority of the securities owned by the Fund are long-dated U.S. municipal securities. The maturities of the Fund’s portfolio securities are included in the Schedule of Investments which forms part of the accompanying financial statements.

Figure 1 below reflects the breakdown of the investment portfolio as of December 31, 2022. For details of the security categories below, please refer to the enclosed Schedule of Investments.

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The Puerto Rico investment portfolio is allocated between a corporate bond issued by Autopistas Metropolitanas and MBS collateralized with Puerto Rico mortgages and issued and guaranteed by U.S. Agencies. The Autopistas Metropolitanas bond repaid approximately $500,000 during the year. The decrease in the market value of the Autopistas Metropolitanas bond and the MBS was directly related to the increase in the yield of the 10-year U.S. Treasury Note.

The U.S. portfolio is invested in Build America and Taxable Municipal bonds. Many of these long-dated bonds have make-whole call provisions; the rest have call protections ranging from 2022 to 2030. The valuation of the U.S municipal portfolio decreased in relation to the increase in the yield of the 10-year U.S. Treasury Note.

The duration of the portfolio is managed with Ultra Long U.S. Treasury Bond futures contracts. At year-end, the Fund had 71 contracts expiring in March 2023 with a notional amount of approximately $9.5 million. Fund leverage decreased approximately $9 million.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)		Geographic Allocation (% of Total Portfolio)
Corporate	9.85%
Mortgage-Backed Securities	6.15%	Puerto Rico	16.00%
Transportation Bonds	26.91%	U.S.	84.00%

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Utilities Bonds	11.77%	Total	100.00%
Dedicated Tax Bonds	27.71%
Healthcare Bonds	7.56%
Educational Bonds	5.93%
Other	4.12%

Total	100.00%

The following table shows the ratings of the Fund’s security portfolio as of December 31, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Rating	Percent
(% of Total Portfolio)
AAA	8.29%
AA	51.65%
A	21.03%
BBB	19.03%

Total	100.00%

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund has a $35 million line of credit with Societe Generale, a French multinational banking and financial services company. Societe Generale has obtained a security interest on the pledged collateral that consists of U.S. municipal bonds. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate is variable and based on short-term rates.

As of December 31, 2022, the Fund had the following leverage outstanding:

Borrowings under the Line of Credit	$22,300,000

Leverage Ratio	22.8%

Refer to Note 6 of the Financial Statements for further details on the line of credit during the year.

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LIQUIDITY PROGRAM

LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on February 24, 2023, the Committee presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from October 1, 2022, through December 31, 2022, and stated the following:

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•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
•	The Fund’s investment strategy remained appropriate for an open-end Fund;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;
•	The Fund did not breach the 15% limit on Illiquid Investments; and
•	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

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U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			Class A Units
			For the fiscal year ended December 31, 2022	For the fiscal year ended December 31, 2021

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance: (a)		Net asset value applicable to common stock, beginning of period	$11.90	$12.20
		Net investment income	0.37	0.43
		Net realized loss and unrealized appreciation (depreciation) from investments	(2.83)	(0.26)
		Total from investment operations	(2.46)	0.17
		Less: Dividends from net investment income to common shareholders	(0.41)	(0.47)
		Net asset value applicable to common stock, end of period	$9.03	$11.90

Total Investment Return: (b)		Based on net asset value per share *	(20.98%)	1.44%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees and reimbursed expenses	2.19%	1.86%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	2.71%	2.47%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.93%	2.04%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.78%	0.43%
	(c) (e)	Net investment income to average net assets - net of waived fees and reimbursed expenses	3.68%	3.59%

Supplemental Data:		Net assets, end of period (in thousands)	$58,732	$86,535
		Portfolio turnover	12.28%	8.18%

		Portfolio turnover excluding the proceeds from calls of portfolio securities and the proceeds from mortgage-backed securities paydowns	7.77%	8.18%

	*	Total investment return excludes the effects of sales loads.

	(a)	Based on average outstanding shares of 6,862,291 and 7,395,457 for the fiscal years ended December 31, 2022 and 2021, respectively.

	(b)	Dividends are assumed to be reinvested at the per share net asset value on the ex-dividend date.

	(c)	Based on average net assets of $68,273,291 and $88,329,255 for the fiscal years ended December 31, 2022 and 2021, respectively.

	(d)	Expenses include both operating and leverage related expenses.

	(e)	The effect of the expenses waived for the fiscal years ended December 31, 2022 and 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.52% and 0.61%, respectively.

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS	(continued)

			Class P Units

			For the period from April 1, 2022* to December 31, 2022

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance: (a)		Net asset value applicable to common stock, beginning of period	$10.00
		Net investment income	0.25
		Net realized loss and unrealized appreciation (depreciation) from investments	(1.56)
		Total from investment operations	(1.31)
		Less: Dividends from net investment income to common shareholders	(0.21)
		Net asset value applicable to common stock, end of period	$8.48

Total Investment Return: (b)		Based on net asset value per share **	(13.10%)

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees and reimbursed expenses	1.76%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	2.18%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.42%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.76%
	(c) (e)	Net investment income to average net assets - net of waived fees and reimbursed expenses	2.77%

Supplemental Data:		Net assets, end of period (in thousands)	$16,230
		Portfolio turnover	12.28%

		Portfolio turnover excluding the proceeds from calls of portfolio securities and the proceeds from mortgage-backed securities paydowns	7.77%

	*	Effective on April 1, 2022 the Fund began offering Class P shares.

	**	Total investment return excludes the effects of sales loads.

	(a)	Based on average outstanding shares of 1,707,047 for the period from April 1, 2022 to December 31, 2022.

	(b)	Dividends are assumed to be reinvested at the per share net asset value on the ex-dividend date. Investment return is not annualized for the period from April 1, 2022 to December 31, 2022.

	(c)	Based on average net assets of $15,101,684 for the period from April 1, 2022 to December 31, 2022. Ratios for the period from April 1, 2022 to December 31, 2022 were not annualized.

	(d)	Expenses include both operating and leverage related expenses.

	(e)	The effect of the expenses waived for the period from April 1, 2022 to December 31, 2022 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.42%.

The accompanying notes are an integral part of these financial statements.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	December 31, 2022

Face Amount				Issuer	Coupon	Maturity Date	Value
Puerto Rico Taxable Obligations - 12.38% of net assets applicable to common shareholders, total cost of $10,038,000

$10,038,000		A		Autopistas Metropolitanas de Puerto Rico, 144A security	6.75%	06/30/35	$9,281,346

Puerto Rico FNMA Taxable - 7.73% of net assets applicable to common shareholders, total cost of $6,247,413

$860,039				FNMA Pool AP1207	3.50%	02/01/43	$805,027
1,405,672				FNMA Pool AR5155	3.50%	04/01/43	1,313,110
1,239,895				FNMA Pool AV7070	3.00%	06/01/45	1,112,737
185,424				FNMA Pool 850032	5.50%	05/01/36	190,245
2,542,119				FNMA Pool AR5162	3.50%	05/01/43	2,373,142
$6,233,149	B						$5,794,261

US Municipals - 104.29% of net assets applicable to common shareholders, total cost of $90,259,908

$630,000	C	E	D	Alameda County Joint Powers Authority	7.05%	12/01/44	$757,813
1,000,000	C			Atlanta & Fulton County Recreation Authority	5.10%	12/01/47	952,949
1,000,000	C	E		Bay Area Toll Authority	7.04%	04/01/50	1,229,286
1,000,000	C	E		Bay Area Toll Authority	3.55%	04/01/54	725,443
1,000,000		E		California State General Obligation	7.55%	04/01/39	1,251,632
1,000,000		E	D	California State General Obligation	7.63%	03/01/40	1,262,881
1,000,000		E		California State General Obligation	7.35%	11/01/39	1,220,672
1,000,000	C		D	California Statewide Communities Development Authoriy	4.82%	08/01/45	790,065
1,705,000	C	E	D	Chicago O’Hare International Airport	6.40%	01/01/40	1,905,779
750,000	C	E	D	Chicago Transportation Authority	6.20%	12/01/40	806,813
250,000	C		D	Chicago Transit Authority	3.91%	12/01/40	209,072
1,000,000	C	E		Chicago Wastewater Transmission	6.90%	01/01/40	1,087,011
1,685,000	C	E	D	Colorado Bridge Enterprise	6.08%	12/01/40	1,816,140
1,000,000	C			Dallas Forth Worth International Airport	4.51%	11/01/51	898,819
1,000,000	C	E		D Dallas Convention Center Hotel Development Corp.	7.09%	01/01/42	1,087,932
1,000,000	C		D	Escambia County Health Facilities Authority	3.61%	08/15/40	754,382
1,440,000	C		D	Foothill Eastern Transportation Corridor Agency	4.09%	01/15/49	1,087,406
1,000,000	C		D	Golden State Tobacco	3.12%	06/01/38	774,617
2,500,000	C		D	Idaho Health Facilities Authority	5.02%	03/01/48	2,235,918
1,370,000	C	E		D Illinois State Toll Highway Authority	6.18%	01/01/34	1,470,746
1,000,000	C	E		D Indianapolis Public Improvement Bond Bank	6.12%	01/15/40	1,081,027
250,000			D	Inglewood California Taxable Pension Obligation	4.35%	09/01/47	196,775
285,000	C		D	Kentucky County Airport	4.69%	01/01/49	237,716
660,000	C	E		Los Angeles California Department of Water and Power	5.72%	07/01/39	705,492
315,000	C	E		D Los Angeles County Public Works Financing Authority	7.62%	08/01/40	386,680
1,000,000	C			Louisiana Local Government Environmental Facilities	2.59%	02/01/43	675,530
1,000,000	C			Louisville & Jefferson County Metropolitan Sewer District	4.76%	05/15/42	837,951
1,865,000	C	E		D Louisville & Jefferson County Metropolitan Sewer District	6.25%	05/15/43	2,072,826
375,000	C			Maryland Economic Development Corp.	4.13%	06/01/29	337,348
150,000	C			Maryland Economic Development Corp.	4.25%	06/01/31	131,360
2,000,000	C	E	D	Metropolitan Transportation Authority	7.34%	11/15/39	2,449,872
1,120,000	C	E	D	Metropolitan Transportation Authority	6.81%	11/15/40	1,170,284
1,710,000	C		D	Miami- Dade County Florida	4.28%	10/01/41	1,510,187
1,070,000	C		D	Michigan Finance Authority	3.27%	06/01/39	887,407
1,500,000	C		D	Michigan State University	4.50%	08/15/48	1,339,197
2,228,000	C	E		Municipal Electric Authority of Georgia	7.06%	04/01/57	2,256,712
1,490,000	C	E		New Jersey Turnpike Authority	7.10%	01/01/41	1,796,666
600,000	C		D	New Jersey State Education	3.84%	09/01/36	503,858
1,000,000		E	D	New York General Obligations Bonds	5.99%	12/01/36	1,061,303
1,150,000	C			New York City Industrial Development Agency	6.03%	01/01/46	1,114,450
1,770,000	C	E		New York City Transitional Finance Authority Building Aid Revenue	6.83%	07/15/40	1,983,221
955,000	C	E		New York City Transitional Finance Authority	5.77%	08/01/36	988,781
1,000,000	C	E		New York City Transitional Finance Authority	5.51%	08/01/37	1,026,416
1,000,000	C		D	New York Dormitory Authority	4.95%	08/01/48	873,824
1,000,000	C			New York Transportation and Development Corp.	3.67%	07/01/30	873,908
1,620,000	C	E		D New York Urban Development Corp.	5.77%	03/15/39	1,663,656
1,000,000	C			New York State Thruway Authority	3.50%	01/01/42	781,697
1,000,000		E		North Las Vegas General Obligation	6.57%	06/01/40	1,096,519
1,000,000	C	E	D	North Texas Tollway Authority	6.72%	01/01/49	1,185,213
1,000,000	C	E		D Northern California Power Agency Bond	7.31%	06/01/40	1,168,225
500,000	C			Oklahoma State Development Finance Authority	5.45%	08/15/28	469,789
1,210,000	C	E	D	Pennsylvania Turnpike Commission	5.56%	12/01/49	1,218,653
1,250,000	C		D	Port Authority of New York & New Jersey	5.65%	11/01/40	1,305,316
2,000,000	C			Port of Morrow	2.54%	09/01/40	1,417,010
1,200,000	C		D	Port of Portland	4.06%	07/01/39	996,883
895,000	C	E		Public Power Generation Agency Bond	7.24%	01/01/41	1,027,902
1,250,000	C	E		Regional Transportation District	5.84%	11/01/50	1,371,528
1,815,000	C	E		D Rutgers The State University of New Jersey	5.67%	05/01/40	1,867,653
1,160,000	C	E	D	Sacramento Municipal Utility District	6.16%	05/15/36	1,260,035
1,500,000	C		D	San Antonio Customer Facilities Charge	5.67%	07/01/35	1,458,257
1,140,000	C			San Francisco City & County Redevelopment Agency	8.41%	08/01/39	1,425,903
750,000	C		D	Spartanburg Regional Health Services District	4.23%	04/15/38	647,996
1,000,000	C			Spartanburg Regional Health Services District	3.55%	04/15/50	669,352
1,000,000	C			Tarrant County Cultural Education Facilities Finance Corp.	3.42%	09/01/50	677,506
1,715,000	C		D	Texas Private Activity Bond	3.92%	12/31/49	1,298,708
1,785,000	C	E	D	University of California	5.95%	05/15/45	1,881,390
2,070,000	C	E	D	Utah Transit Authority	5.94%	06/15/39	2,272,102
1,915,000	C	E		Washington State Convention Center Public Facilities District	6.79%	07/01/40	2,007,621
240,000	C			Wisconsin Center District	4.17%	12/15/50	182,148
$78,838,000							$78,175,229

The accompanying notes are an integral part of these financial statements.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	December 31, 2022

US Municipals Zero Coupon - 1.27% of net assets applicable to common shareholders, total cost of $893,242

$1,595,000	C	Alameda Corridor Transportation Authority	0.00%	10/01/31	$951,454

Total investments (125.67% of net assets)					$94,202,290
Other assets less liabilities (-25.67% of net assets)					(19,240,451)
Net assets applicable to common shareholders - 100%					$74,961,839

Purchased		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation
Futures Contracts - total cost of $9,819,192

71 Contracts		Ultra Long Term U.S. Treasury Bond Futures	03/22/23	$9,476,285	$342,907

The underlying notional amount at value of futures purchased is 12.64% of net assets applicable to common shareholders

A	Private Placement under rule 144A.

B

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

D	A portion or all of the security has been pledged as collateral for line of credit.

E	BABs - these securities are Build America Bonds (“BAB”), which are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder.

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2022

Assets:	Investments in securities:
	Securities pledged as collateral on line of credit, at value, which has the right to be repledged (identified cost - $54,113,943)		$46,954,605
	Other securities, at value (identified cost - $53,324,620)		47,247,685

			94,202,290

	Cash		1,104,844
	Cash restricted for futures contracts		438,499
	Receivable for investment sold		2,025
	Interest receivable		1,499,019
	Due from broker		236,407
	Variation margin receivable		106,500
	Receivable for operating expenses to be reimbursed		41,506
	Prepaid expenses and other assets		6,782

	Total assets		97,637,872

Liabilities:	Line of credit		22,300,000
	Redemption payable		1,313
	Directors fees payable		7,500
	Payables:
	Interest expenses	6,517
	Investment advisory fees	42,819
	Administration fee	12,846	62,182

	Accrued expenses and other liabilities		305,038

	Total liabilities		22,676,033

Net Assets Applicable to Common Shareholders:			$74,961,839

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized)		$82,447,940
	Total Distributable Earnings (Accumulated Loss)		(7,486,101)

	Net assets applicable to common shareholders		$74,961,839

	Net assets per class:
	Class A units		$58,731,802
	Class P units		16,230,037

	Net assets applicable to common shareholders		$74,961,839

	Shares issued and outstanding at end of period:
	Class A units		6,505,502

	Class P units		1,913,283

	Net asset value per unit:
	Class A units		$9.03

	Class P units		$8.48

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF OPERATIONS

		For the fiscal year ended December 31, 2022

Investment Income:	Interest	$4,692,135

Expenses:	Interest and leverage related expenses	653,300
	Investment advisory fees	801,874
	Administration fees	160,354
	Distribution and service fees for Class A shares	68,986
	Custodian fees	15,160
	Sub transfer agent fees	17,380
	Professional fees	204,535
	Directors’ fees and expenses	29,713
	Insurance expense	85,675
	Other	144,991
	Total expenses	2,181,968
	Waived investment advisory fees and reimbursable expenses	(421,858)
	Net expenses after waived fees by investment adviser and reimbursable expenses	1,760,110

Net Investment Income:		2,932,025

Realized (Loss) Gain and Unrealized Appreciation (Depreciation) on Investments and Future Contracts:	Net realized loss on investments	(468,291)
	Net realized gain on futures contracts	2,485,248
	Change in unrealized appreciation (depreciation) on investments	(24,569,539)
	Change in unrealized appreciation (depreciation) on futures contracts	389,076
	Total net realized and unrealized loss on investments and futures contracts	(22,163,506)

	Net decrease in net assets resulting from operations	$(19,231,481)

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF CHANGES IN NET ASSETS

		For the fiscal year ended December 31, 2022	For the fiscal year ended December 31, 2021

Increase (Decrease) in Net Assets:

	Net investment income	$2,932,025	$3,171,165
	Net realized (loss) gain on investments	(468,291)	1,951,710
	Net realized gain on futures contracts	2,485,248	1,242,794
	Change in unrealized appreciation (depreciation) on investments	(24,569,539)	(4,614,401)
	Change in unrealized appreciation (depreciation) on futures contracts	389,076	(276,439)
	Net (decrease) increase in net assets resulting from operations	(19,231,481)	1,474,829

Dividends to Common
Shareholders From	Class A	(2,831,926)	(3,461,981)
Net Investment Income:	Class P	(362,628)	-
		(3,194,554)	(3,461,981)

Share
Transactions-net:	Class A	(7,797,713)	2,027,055
	Class P	18,650,842	-
		10,853,129	2,027,055

Net Assets:
	Net (decrease) increase in net assets applicable to common shareholders	(11,572,906)	39,903

	Net assets at the beginning of the year	86,534,745	86,494,842

	Net assets at the end of the year	$74,961,839	$86,534,745

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF CASH FLOWS

		For the fiscal year ended December 31, 2022
Increase (Decrease) in Cash

Cash Provided	Net decrease in net assets from operations	$(19,231,481)
by Operations:	Adjusted by:
	Purchases of portfolio securities	(17,576,527)
	Proceeds from sale of portfolio securities	8,009,437
	Calls and paydowns of portfolio securities	4,644,345
	Net realized loss on investments	468,291
	Change in unrealized (appreciation) depreciation on investments	24,569,539
	Change in unrealized (appreciation) depreciation on futures contracts	(389,076)
	Accretion of discounts on investments	(69,686)
	Amortization of premiums on investments	700,025
	Increase in interest receivable	(266,696)
	Decrease in prepaid expenses and other assets	1,724
	Increase in receivable for operating expenses to be reimbursed	(10,603)
	Increase in interest and leverage expenses payable	5,713
	Decrease in directors fee payable	(1,620)
	Decrease in investment advisory fees payable	(7,627)
	Decrease in administration fees payable	(2,288)
	Decrease in distribution and service fee payable	(18,486)
	Increase in accrued expenses and other liabilities	77,396
	Total cash provided by operations	902,380

Cash Used in	Line of credit proceeds	13,300,000
Financing Activities:	Line of credit repayments	(22,350,000)
	Proceeds from shares sold	19,257,182
	Dividends to common shareholders paid in cash	(2,240,234)
	Payment for redemption of common shares	(9,358,371)
	Increase in redemption payable	1,313
	Total cash used in financing activities	(1,390,110)

Cash:	Net decrease in cash and restricted cash for the year	(487,730)
	Cash and restricted cash at the beginning of the year	2,031,073
	Cash and restricted cash at the end of the year	$1,543,343

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$647,587

	Non-cash activities-dividends reinvested by common shareholders	$954,320

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

1.	Reporting Entity and Significant Accounting Policies

U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified, open-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on September 27, 2012 and commenced operations on January 18, 2013.

The Fund is divided into a Puerto Rico taxable securities portion and a U.S. portion (consisting primarily of United States municipal securities). UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”) and directly manages the Puerto Rico taxable securities portion. Nuveen Asset Management, LLC is the sub-investment adviser (“Subadviser”) managing the U.S. portion. UBSTC is also the Fund’s Administrator (the “Administrator”) and the Transfer Agent (the “Transfer Agent”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it became required to register its future offerings of securities under the U.S. Securities Act of 1933, as amended (the “33 Act”). The registration of the Fund’s offerings of securities under the 33 Act became effective on March 31, 2022.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined daily by the Administrator after the close of trading on the New York Stock Exchange (NYSE), or if such day is not a business day in

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

New York City and Puerto Rico, on the next succeeding business day. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At December 31, 2022, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

•

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

•

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Taxable Obligations: Price for these securities is obtained from third-party service providers. Third-party service providers use a pricing methodology based on observable market inputs. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments. This note is classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

U.S. Municipal Obligations: The fair value of U.S. municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2.

Futures contracts: Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade and are classified as Level 1.

The following is a summary of the portfolio by inputs used as of December 31, 2022, in valuing the Fund’s investments carried at fair value:

	Investments in Securities and Futures Contracts
	Level 1	Level 2	Level 3	Balance 12/31/2022

Puerto Rico Taxable Obligations	$-	$9,281,346	$-	$9,281,346
Puerto Rico FNMA Taxable	-	5,794,261	-	5,794,261
US Municipals	-	79,126,683	-	79,126,683

Subtotal	$-	$94,202,290	$-	$94,202,290

Futures Contracts*	342,907	-	-	342,907

Total	$342,907	$94,202,290	$-	$94,545,197

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities in variation margin receivable, while the remaining amount is presented as due from broker.

There were no Level 3 securities during the fiscal year ended December 31, 2022.

There were no transfers into or out of Level 3 during the fiscal year ended December 31, 2022.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% of the dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% of the dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of the dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

An investment in the Fund is designed solely for Puerto Rico residents, due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) domestic corporations) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale or retirement of an investment in the Fund

Income Taxes (“Accounting Standards Codification 740”)) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended December 31, 2022, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

The following table provides a reconciliation of cash and restricted cash reported within the statement of assets and liabilities that sum to the total of the same such amounts shown in the statement of cash flows:

12/31/2022
Cash	$1,104,844
Cash restricted for future contracts	438,499

Total cash and restricted cash shown in the statement of cash flows	$1,543,343

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations. Cash, as presented on the Statement of Assets and Liabilities, does not include short-term investments.

Dividends and Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income. However, the Fund may elect to distribute less of its net investment income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of the Fund’s shareholders. Such distributions, if any, shall be paid by the Fund on no less than a monthly basis. Distributions on shares will be reinvested at the net asset value per share determined on the ex-dividend date.

Futures Contracts

Futures contracts provide for the future exchange of a specified security at a specified future time and at a specified price. Upon entering into a financial futures contract, the Fund is required to pledge to a Futures Commission Merchant (“FCM”), an amount per contract as determined by an exchange of cash, U.S. government securities, or other assets, otherwise known as “initial margin”. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the price of the futures contract. The Fund recognizes an unrealized gain or loss equal to the aggregate daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

Furthermore, because, by definition, futures contracts reflect expectations of projected reference instrument or index price levels, and not necessarily current market levels, circumstances may result in discrepancies between changes in the price of the futures contract and the movement in the reference instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from, among other things, changing assumptions regarding the financing cost of the underlying instrument or index, changing assumptions regarding the implied volatility of the underlying index or instrument, and / or changing assumptions regarding the ease of sourcing the instrument or index for eventual delivery into the futures contract.

The Fund utilizes U.S. treasury futures contracts that are traded at the Chicago Mercantile Exchange (“CME”), a registered futures exchange. By investing in futures contracts, the Investment Adviser seeks to alter the interest rate sensitivity, also known as duration, of the Fund. The relationship between interest rates on the underlying assets of the Fund and on the value of futures contracts may or may not remain constant. As a result, the use of futures may or may not alter the interest

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

rate sensitivity of the Fund as expected by the Investment Advisor, and may result in unexpected gains or losses.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There are no securities sold under repurchase agreements outstanding as of December 31, 2022.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the fiscal year ended December 31, 2022, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended December 31, 2022, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Interest and dividend income is accrued on a daily basis, except when collection is not expected.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Advisory Fees:

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average daily gross assets. For the fiscal year ended December 31, 2022, investment advisory fees amounted to $801,874, equivalent to 0.75% of the Fund’s average daily gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $267,361, for a net fee of $534,513. The investment advisory fees payable amounted to $42,819 as of December 31, 2022.

Sub-Advisory Fees:

The Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of the Fund and the Investment Adviser entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management (the “sub-adviser”) on behalf of the Fund. Pursuant to the Sub-Advisory Agreement, and under the supervision of the Investment Adviser and the Board of Directors, the sub-adviser will be responsible for the day to day investment of primarily U.S. municipal securities. The Investment Adviser will pay the sub-adviser an annual fee not to exceed 0.25% of the average daily gross assets.

Administration, Custodian and Transfer Agent Fees:

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the sub-custodian for the Fund. The Transfer Agent has engaged Bank of New York Mellon Investment Servicing to act as recordkeeping and shareholder servicing agent for the Fund. The compensation paid by the Fund to the Transfer Agent under the Transfer Agent Agreement is equal to the compensation that the Transfer Agent is required to pay to Bank of New York Mellon Investment Servicing, from time to time, for services to the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. For the fiscal year ended December 31, 2022, the gross fee for administration services amounted to $160,354. The administrative, custody, and transfer agent fees payable amounted to $17,726 as of December 31, 2022.

Expense Limitation and Reimbursement Agreement:

UBSTC and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), whereby the Administrator will pay the Fund’s Other Expenses in order to ensure that Net Total Operating Expenses (excluding distribution and service (12b-1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) after Fee Waivers and/or Expense Reimbursements do not exceed 1.00% of average daily gross assets per annum with respect to Class A Shares and 1.00% of average daily gross assets per annum with respect to Class P Shares. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through June 30, 2023 and may be terminated upon 30 days’ notice by a majority of the

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. For Class A, the excess expenses potentially reimbursable to UBSTC at December 31, 2022, amounted to $346,889, of which $218,229 expires at December 31, 2024 and $128,660 expires at December 31, 2025. For Class P, the excess expenses potentially reimbursable to UBSTC at December 31, 2022 amounted to $25,837, which expires at December 31, 2025.

Distribution and Service Fees:

UBS Financial Services, Inc. (“UBSFS”) serves as distributor (“Distributor”) of the shares of common stock of the Fund. Pursuant to a Distribution Plan, the Class A shares of the Fund are authorized to pay the Distributor as compensation for its services a monthly distribution and service fee at an annual rate of 0.25% of the daily net assets of the Fund, which excludes the proceeds of leverage. For the fiscal year ended December 31, 2022, the distribution and service fees for Class A shares amounted to $68,986. There were no distribution and service fees for Class A payable outstanding as of December 31, 2022.

Director Fees:

Certain Fund officers and directors are also officers and directors of UBSTC. The six (6) independent directors of the Fund’s Board of Directors are paid based upon an agreed fee up to $1,000 per Board meeting, plus expenses, and up to $500 per Audit Committee meeting, plus expenses. For the fiscal year ended December 31, 2022, the independent directors of the Fund were paid an aggregate compensation and expenses of $29,713. The directors fees payable amounted to $7,500 as of December 31, 2022.

Other Transactions with Affiliates:

Fund affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, listed by counterparty, during the year were as follows:

	Purchases	%	Sales	%

Affiliates	$-	-	$-	-
Unaffiliated	17,577	100%	8,011	100%

	$17,577	100%	$8,011	100%

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Effective as of April 1, 2022, the Fund began issuing Class P Shares. Class P Shares and Class A Shares are invested in the same portfolio of securities and performance would differ only to the extent that Class P Shares and Class A Shares have different expenses. Specifically, Class P Shares are not subject to an annual distribution and shareholder servicing fee.

Also, effective as of April 1, 2022, Class A Shares are no longer being offered except as part of the Fund’s dividend reinvestment plan or in exchange for Class A Shares of certain affiliated funds.

Capital share transactions for the fiscal years ended December 31, 2022 and 2021 for Class A and Class P were as follows:

Class A:

Common Shares	2022	2021
Shares sold	$-	$9,010,719
Reinvestment of dividends	625,866	703,112
Shares redeemed	(8,423,579)	(7,686,776)

	$(7,797,713)	$2,027,055

Class P:

Common Shares	2022
Shares sold	$19,257,182
Reinvestment of dividends	328,452
Shares redeemed	(934,792)

$18,650,842

Transactions in common shares for the fiscal years ended December 31, 2022 and 2021 for Class A and Class P were as follows:

Class A:

Common shares	2022	2021
Beginning common shares	7,271,491	7,088,071
Shares sold	-	756,491
Reinvestment of dividends	61,970	58,858
Shares redeemed	(827,959)	(631,929)

Ending common shares	6,505,502	7,271,491

Class P:

Common shares	2022
Beginning common shares	-
Shares sold	1,981,883
Reinvestment of dividends	37,114
Shares redeemed	(105,714)

Ending common shares	1,913,283

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the fiscal year ended December 31, 2022, were as follows:

			Calls and
	Purchases	Sales	Paydowns
Puerto Rico Obligations	$–	$–	$4,480
US Obligations	17,577	8,011	164

	$17,577	$8,011	$4,644

5.	Futures Contracts

The Fund engaged in the following transactions during fiscal year ended December 31, 2022 related to futures contracts:

	No. of	Notional Amount	Net Unrealized	Variation Margin
	Contracts	at Cost	Gain (Loss)	Asset	Liability

Balance at beginning of the year	39	$7,603,927	$(46,169)	$–	$8,531

Purchases	207	32,175,956

Sales	(175)	(29,960,691)

Balance at end of the year*	71	$9,819,192	$342,907	$106,500	$–

*	As of December 31, 2022 the Fund had 71 Ultra Long Term U.S. Treasury Bond futures contracts that expire on March 22, 2023.

The daily average underlying notional amount of futures contracts during the fiscal year ended December 31, 2022 amounted to $6,841,550.

At December 31, 2022, cash amounting to $438,499 was pledged as collateral for futures contracts.

The following tables present the effect of futures contracts on the Statement of Operations for the fiscal year ended December 31, 2022:

Amount of realized gain (loss) on futures contracts recognized in income:

Derivative Contract	Realized Gain

Ultra Long Term U.S. Treasury Bond Futures	$2,485,248

Amount of change in unrealized appreciation (depreciation) on futures contracts recognized in income:

Unrealized
Appreciation
Derivative Contract	(Depreciation)

Ultra Long Term U.S. Treasury Bond Futures	$389,076

6.	Line of Credit

Effective on August 5, 2015, the Fund granted Societe Generale, a French multinational banking and financial services company with headquarters in Paris, a security interest pursuant to the Credit Agreement between the Fund and Societe Generale. The Fund agrees to provide and at all times

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

maintain adequate margin in the account pursuant to the terms and conditions of the Credit Agreement. Upon notice from Societe Generale that the value of the pledged assets is less than the margin required by Societe Generale under the Credit Agreement, the Fund shall deposit in the account additional property acceptable to Societe Generale with a value sufficient to remedy such deficiency. For the fiscal year ended December 31, 2022, the Fund had a line of credit amounting to $35,000,000. The related debt outstanding at December 31, 2022 was $22,300,000. The amount of unused line of credit, subject to the Credit Agreement, at December 31, 2022 was $12,700,000 and related information is as follows:

Weighted average interest rate at end of the year	5.26%

Maximum aggregate balance outstanding at any time of the year	$32,950,000

Average balance outstanding during the year	$26,650,000

Average interest rate during the year	2.41%

During the fiscal year ended December 31, 2022, interest rates on the line of credit ranged from 0.92% to 5.26%.

At December 31, 2022, investment securities amounting to $46,954,605 were pledged as collateral for the line of credit. Interest payable on the line of credit with Societe Generale amounted to $1,313 at December 31, 2022.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At December 31, 2022, the Fund had investments with an aggregate fair value of approximately $9,281,346, which were issued by corporate entities located in the Commonwealth of Puerto Rico and are not guaranteed by the Puerto Rico Government, the U.S. Government or any of its subdivisions. Also, at December 31, 2022, the Fund had investments with an aggregate fair value amounting to $79,126,683, which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

Under normal circumstances, the Fund will invest at least 20% of its total assets in taxable securities issued by Puerto Rico issuers. In addition, up to 80% of its total assets will be invested primarily in United States municipal securities.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

As a fundamental policy, the Fund may not borrow money, except as permitted under the 1940 Act, or issue senior securities to the extent such issuance would violate the 1940 Act. The 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, including to finance redemptions. The 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

As its investment policy, under normal conditions at least 95% of the Fund’s total assets will be invested in securities which, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization, or which are determined by the Fund’s Investment Adviser or sub-investment adviser to be of comparable credit quality.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the fiscal year ended December 31, 2022, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$107,438,563

Gross appreciation	405,940

Gross depreciation	(13,299,306)

Net appreciation (depreciation)	$(12,893,366)

The Fund’s policy is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the fiscal year ended December 31, 2022, the Fund had distributed from ordinary income $3,194,554 for tax purposes. The undistributed net investment income at December 31, 2022, was as follows:

Undistributed net investment income for tax purposes at the beginning of the period	$2,732,373

Net investment income for tax purposes	2,932,025

Dividends paid to common shareholders - Class A and Class P	(3,194,554)

Undistributed net investment income for tax purposes at the end of the period	$2,469,844

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at December 31, 2022 were as follows:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

Undistributed net investment income for tax purposes at the end of the period	$2,469,844

Accumulated net realized gain from investment	2,937,421

Unrealized net appreciation (depreciation) from investment	(12,893,366)

Total Distributable Earnings	$(7,486,101)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. All securities may be subject to adverse market trends. The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States, Puerto Rico or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate such volatility and may continue to negatively affect the value and liquidity of individual securities, national economies and global markets generally. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses. Because the Fund invests in investment securities, the Fund’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

An investment in the Shares is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors.

Counterparty Risk. The Fund may engage in financial transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

Fixed Income Securities Generally. The yield on fixed income securities such as those in which the Fund may invest depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, and the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the Fund’s net asset value, in particular, also might affect the price of the Shares. The unique

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

characteristics of certain types of securities may also make them more sensitive to changes in interest rates.

Extension Risk. Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) making it more sensitive to changes in interest rates and reduce the value of the security. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to pay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. Prepayment reduces the yield to maturity and the average life of the security and also increases price fluctuation. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.

Municipal Securities Market Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities, which may include investments in Build America Bonds (“BABs”) and taxable municipal securities (i.e., municipal securities that are generally taxable to non-Puerto Rico residents). From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or, in the case of industrial development bonds and similar securities (including certain bonds offered by the Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority), on that of the entity supplying the revenues that are intended to repay the

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected.

The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s and Subadviser’s analytical abilities. The secondary market for municipal securities, particularly the below investment grade municipal securities in which the Fund may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

BABs Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, BABs may experience less liquidity than other types of municipal securities. The number of BABs available in the market is limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.

Because issuers of direct-pay BABs held in the Fund’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct pay BABs held by the Fund. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct-pay subsidy or that a future Congress may terminate the subsidy altogether.

Certain aspects of the BABs program may be subject to additional Federal or state level guidance or subsequent legislation. For example, the U.S. Internal Revenue Service (“IRS”) or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct-pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.

The Fund may invest significantly in BABs and, if it does, the Fund’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-Backed Securities Risk. Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. The receivables supporting asset-backed securities are generally automobile and credit card receivables, but may also consist of other types of obligations. Asset-backed securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). The SBA is an independent agency of the United States. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore, have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and depending on the structure, the credit risk of the sponsor of such obligations.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Leverage Risk. The Fund borrows money from banks to buy securities and pledge its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns. The greater the use of leverage by the Fund, the greater the risk of the volatility of the Fund’s returns. In addition, because the fees received by the Investment Adviser and Subadviser are based on the average daily gross assets (including any assets attributable to borrowings), the Investment Adviser and the Subadviser have a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Adviser and the Subadviser on the one hand, and the shareholders on the other hand.

Puerto Rico Risk. At least 20% of the Fund’s total assets are expected to be invested in securities of Puerto Rico issuers. As a result, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields. Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income.

The Fund’s ability to achieve its investment objective depends in part on the availability of Puerto Rico obligations. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. In addition, certain Puerto Rico securities may have periods of illiquidity. These factors may affect the Fund’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition.

Interest Rate Risk. The value of fixed income securities, such as those in which Fund may invest, generally fall when interest rates rise and rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, and that as a result, the value of the Fund’s investments will fall. Prices of intermediate and long-term fixed income securities generally change more in response to interest rate changes than prices of shorter term fixed income securities. To the extent the Fund invests primarily in intermediate and long-term fixed income securities, the net asset value of the Shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter term fixed income securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Repurchase Agreements Risk. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from those market fluctuations following the failure of such counterparty to perform.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk).

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonable expects cannot be sold or disposed of in current market conditions in seven calendar days or less, without the dispositions significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. Successful use of most derivatives instruments depends upon the Investment Adviser’s or Subadviser’s ability to predict movements of the overall securities and interest rate markets. There can be no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics.

Derivatives Risk. The Fund’s use of derivatives increases the Fund’s exposure to the following risks:

§	Volatility Risk — A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

§	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

§

Illiquid Securities Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

§	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

§

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

§

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

The Securities and Exchange Commission (the “SEC”) has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 has been adopted but will be implemented no earlier than July 2022 (the “Compliance Date”). On and after the Compliance Date, Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by the funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Coronavirus and Public Health Emergencies. There is an outbreak of a novel and highly contagious form of coronavirus COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism and entertainment, among other industries.

As COVID-19 continues to spread, the potential impacts are increasingly uncertain and difficult to assess. Although vaccines have been developed and approved for use by various governments, the duration of the outbreak and its effects cannot be predicted with certainty.

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of the Fund, its investments, and the Investment Adviser may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Adviser’s personnel.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2022

11.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

12.	Subsequent Events

Events and transactions from January 1, 2023 through February 28, 2023 (the date the financial statements were available to be issued) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Class A Dividends:

On January 3, 2023, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02660 per common share, totaling $173,046 and payable on January 10, 2023, to common shareholders of record as of December 30, 2022.

On February 1, 2023, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02527 per common share, totaling $163,772 and payable on February 10, 2023, to common shareholders of record as of January 31, 2023.

Class P Dividends:

On January 3, 2023, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02500 per common share, totaling $47,832 and payable on January 10, 2023, to common shareholders of record as of December 30, 2022.

On February 1, 2023, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02366 per common share, totaling $45,103 and payable on February 10, 2023, to common shareholders of record as of January 31, 2023.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

February 28, 2023

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OTHER INFORMATION (Unaudited)

Management of the Fund

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-250-3600.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Independent Directors
Agustin Cabrer (73)	Director	Director since 2003	President of Antonio Roig Sucesores (land holding enterprise with commercial properties) since 1995; President of Libra Government Building, Inc. (administration of court house building) since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting) for the last five years; President of CC Development, LLC (construction supervision and management consulting) since 2021; and Director of V. Suarez & Co. (food and beverage distribution company) since 2002.	17 funds	None
Vicente J. León (83)	Director	Director since 2021	Independent business consultant since 1999;	17 funds	None
Carlos Nido (58)	Director	Director since 2007	President of Green Isle CapitaI LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2016.	24 funds	None
Luis M. Pellot (74)	Director	Director since 2003	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business), since 1989.	24 funds	None
Clotilde Pérez (71)	Director	Director since 2009	Consultant for Corporate Development of V. Suarez & Co., Inc. since 2022; Vice President Corporate Development Officer of V. Suarez & Co., Inc. (food and beverage wholesale distribution business) from 1999 until 2022.	24 funds	None
José J. Villamil (83)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc. (consulting business) since 2005.	17 funds	None

Interested Director

1

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos V. Ubiñas (68)****	Director, Chairman of the Board of Directors, and President	President since 2015; Chairman of the Board of Directors since 2012; and Director since 2003	Managing Director, Vice Chairman of Wealth Management and President of UBS Trust Company of Puerto Rico; Chief Executive Officer of UBS Financial Services Inc of Puerto Rico from 2009 to 2021; President of UBS Financial Services Inc. of Puerto Rico since 2005; Managing Director, Head of Asset Management and Investment Banking of UBS Financial Services Inc of Puerto Rico. since 2014.	17 funds	None

Officers
Jose Arias (57)	Senior Executive Vice President	Senior Executive Vice President since 2022	Managing Director of UBS Trust Company of PR since 2020; Managing Director for Public Finance at UBS Financial Services Inc. from 2017 to 2020; Managing Director for Investment Banking at UBS Financial Services Inc. of PR from 2000 to 2017.	Not applicable	None
Leslie Highley (76)	Senior Vice President	Senior Vice President since 2005	Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None
William Rivera (64)	First Vice President and Treasurer	First Vice President since 2005 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Puerto Rico since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	Not applicable	None
Javier Rodríguez (49)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2005	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002. Management from 1998 to 2002. UBS Trust PR is an affiliate of the Fund.	Not applicable	None
Liana Loyola (61)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Luz Colon (47)	Chief Compliance Officer	Chief Compliance Officer since 2013	Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico and the Funds; CCO for UBS Fund Advisor (RIA for private equity funds) from 2019 to 2022; Co- CCO for the Puerto Rico Investors Family of Funds, which is co-managed by UBS Asset Managers of Puerto Rico and Banco Popular of Puerto Rico, from 2013 to 2021.	Not applicable	None

2

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Heydi Cuadrado (42)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008.	Not applicable	None
Gustavo Romañach (48)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of Puerto Rico since 2009; Assistant Vice- President of UBS Asset Managers of PR since 2003.	Not applicable	None

*     The address of each Director and officer is UBS Trust Company of Puerto Rico, American International Plaza – Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**    Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***    The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Investors Tax-Free Fund, Inc.; Puerto Rico Investors Tax-Free Fund Inc. II; Puerto Rico Investors Tax-Free Fund III, Inc.; Puerto Rico Investors Tax-Free Fund IV, Inc.; Puerto Rico Investors Tax-Free Fund V, Inc.; Puerto Rico Investors Tax-Free Fund VI, Inc.; Puerto Rico Tax-Free Target Maturity Fund, Inc.; Puerto Rico Tax- Free Target Maturity Fund II, Inc.; and Puerto Rico Investors Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management, a division of Banco Popular de Puerto Rico. Messrs. Ubiñas, Villamil, and León serve on the Board of Directors of each of the investment companies comprising the UBS Family of Funds.

****  Considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

3

Disclosure of Fund Expenses

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the one half year period shown and held for the entire period (July 1, 2022 to December 31, 2022).

The table below illustrates your Fund’s costs in two ways.

●

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the year. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Funds’ actual return — the account values shown do not apply to your specific investment.

	Beginning Account	Ending Account	Expense Ratio	Expenses Paid
CLASS A	Value 7/1/2022	Value 12/31/2022	Six Month	During the Period*

Actual Fund Return	$1,000.00	$790.20	1.36%	6.10
Hypothetical 5% Return	$1,000.00	$1,018.25	1.36%	$6.81

*Expenses are equal to the Fund’s six months expense ratio multiplied by the average account value over the period, multiply by 183/365 (to reflect the one-half year period).

	Beginning Account	Ending Account	Expense Ratio	Expenses Paid
CLASS P	Value 7/1/2022	Value 12/31/2022	Six Month	During the Period*

Actual Fund Return	$1,000.00	$869.00	1.18%	5.53
Hypothetical 5% Return	$1,000.00	$1,019.15	1.18%	$5.91

*Expenses are equal to the Fund’s six months expense ratio multiplied by the average account value over the period, multiply by 183/365 (to reflect the one-half year period).

4

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,

●	Written and electronic correspondence,

●	Telephone contacts,

●

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

●	Website visits,

●	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

5

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings is available upon request by calling 787-250-3600.

6

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

7

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

8

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

DLA Piper (Puerto Rico) LLC

Ochoa Building, Suite 401

500 Calle de la Tanca

San Juan, Puerto Rico 00901-1969

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

José Arias

Senior Executive Vice President

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

•	Mutual Fund’s units are not bank deposits or FDIC insured.
•	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
•	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

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U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

(b)       Not applicable.

Item 2. Code of Ethics.

(a)     U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund” or the “registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)       No disclosures are required by this Item 2(b).

(c)       The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)     There have been no waivers granted by the Fund to individuals covered by the Code during the reporting period covered by this Form N-CSR.

(e)       Not applicable.

(f)       A copy of the Code is filed herewith as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)

The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(a)(2)	The name of the audit committee financial expert is Vicente León. Mr. León has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant.

(a)     Audit Fees – The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended December 31, 2021, and December 31, 2022, were $60,337 and $60,337, respectively.

(b)     Audit-Related Fees – The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the registrant’s financial statements and are not reported as audit fees for the fiscal years ended December 31, 2021, and December 31, 2022, were $0 and $0, respectively.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2.01 of Regulation S-X during the fiscal years indicated above.

(c)        Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2021, and December 31, 2022, were $10,331 and $10,412, respectively.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)        All Other Fees - The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended December 31, 2021, and December 31, 2022, other than the services reported in paragraphs (a) through (c) above were $0 and $0, respectively.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)  The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2021, and December 31, 2022, were pre-approved by the Audit Committee. For the fiscal years ended December 31, 2021, and December 31, 2022, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(e)(2)      Not applicable.

(f)          Not applicable.

(g)       The aggregate fees billed by E&Y for non-audit services rendered to the registrant, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2021, and December 31, 2022, other than those disclosed in (c) and (d) above were $0 and $0, respectively.

(h)       The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)         Not applicable.

(j)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)        Schedule of Investments is included as part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics is filed herewith.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 9, 2023

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	March 9, 2023